CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) shares in Thousands, $ in Thousands		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Net sales
Net sales	[1]	$ 10,878	$ 15,753	$ 14,052
Cost of net sales
Cost of net sales		7,972	11,363	11,385
Gross profit		2,906	4,390	2,667
Operating expenses:
Selling, general and administrative	[2]	5,152	5,318	2,292
Research and development		5,085	5,881	4,762
Total operating expenses		10,237	11,199	7,054
Operating loss		(7,331)	(6,809)	(4,387)
Interest income		2,791	2,208	2,154
Other income (expense), net		855	2,024	(706)
Loss before income taxes		(3,685)	(2,577)	(2,939)
Income tax expense		(683)	(1,274)	(2,063)
Net loss		$ (4,368)	$ (3,851)	$ (5,002)
Net loss per share Basic	[3]	$ (0.48)	$ (0.42)	$ (0.55)
Net loss per share Diluted	[3]	$ (0.48)	$ (0.42)	$ (0.55)
Weighted average shares outstanding-Basic	[3]	9,150	9,113	9,056
Weighted average shares outstanding-Diluted	[3]	9,150	9,113	9,056
Net loss		$ (4,368)	$ (3,851)	$ (5,002)
Other comprehensive loss, net of tax
Net change in cumulative translation adjustment		(1,906)	(2,527)	(6,495)
Comprehensive loss		(6,274)	(6,378)	(11,497)
Products
Net sales
Net sales	[1]	1,406	4,594	2,284
Cost of net sales
Cost of net sales		1,223	3,666	2,902
Services
Net sales
Net sales	[1]	9,472	11,159	11,768
Cost of net sales
Cost of net sales		$ 6,749	$ 7,697	$ 8,483

[1]	Revenue recognized for the years ended December 31, 2024, 2023 and 2022 that was included in deferred revenue (including current and non-current) and customer advances as of the beginning of each year was $0.1 million, $0.1 million and $0.3 million, respectively.
[2]	Reversals of credit losses of approximately $0.04 million, $1.3 million and $3.5 million were recognized as selling expenses in 2024, 2023 and 2022, respectively.
[3]	Authorized share capital of the Company was amended by the consolidation of the existing 250,000,000 ordinary shares of US$0.00375 par value each into 62,500,000 ordinary shares of US$0.015 par value each effective from June 28, 2022.